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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 7, 2005

                        Superconductor Technologies Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-21074                77-0158076
  (State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)

       460 Ward Drive, Santa Barbara, CA                         93111
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

        On February 7, 2005 the Company announced that the U.S. Court of Appeals for the Federal Circuit upheld the 2003 decision against the patent infringement lawsuit brought by ISCO International, Inc. ("ISCO") filed on July 17, 2001 in the United District Court for the District of Delaware. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

Exhibit No.   Description
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   99.1       Press Release dated February 7, 2005 announcing the U.S. Court of
              Appeals for the Federal Circuit upheld the 2003 decision against the patent infringement lawsuit brought by ISCO International, Inc. ("ISCO") filed on July 17, 2001 in the United District Court for the District of Delaware.

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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Superconductor Technologies Inc.

Date:  February 7, 2005                 By: /s/ Martin S. McDermut
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                                            Martin S. McDermut,
                                            Senior Vice President,
                                            ChiefFinancial Officer and Secretary